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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                   FORM 8-K/A


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                   May 8, 2003


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

 STATE OR OTHER                     COMMISSION                     IRS EMPLOYER
  JURISDICTION                     FILE NUMBER:                   IDENTIFICATION
OF INCORPORATION:                                                     NUMBER:

    DELAWARE                          0-20766                       76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (b)      Exhibits.

                           99.1 Press Release dated May 8, 2003 announcing HCC
                  Insurance Holdings, Inc.'s operating results for the First Quarter of 2003 and attachments including subsequently revised Consolidated Insurance Companies Net Loss Ratios Schedule and the Insurance Company Premium Schedule, each dated March 31, 2003.

ITEM 9.

         The following information required to be disclosed pursuant to Item 12
- "Results of Operations and Financial Condition" is being furnished under Item 9 - "Regulation FD Disclosure" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216.

         On May 8, 2003, HCC Insurance Holdings, Inc. announced its operating results for the First Quarter of 2003. A press release setting forth the announcement together with subsequent revisions to two of the attachments to such press release is attached as Exhibit 99.1. The revisions relate to an internal reclassification of certain amounts between the Diversified Financial Products Line of Business and the Discontinued Line of Business reported on the March 31, 2003 Consolidated Insurance Companies Net Loss Ratios Schedule and the Insurance Company Premium Schedule. Such reclassification did not affect the total amounts reported on the subject schedules or any of the other attachments to the press release.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 9, 2003               HCC INSURANCE HOLDINGS, INC.



                                 By: /s/ Christopher L. Martin
                                    --------------------------------------------
                                    Christopher L. Martin
                                    Executive Vice President and General Counsel



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                                  EXHIBIT INDEX


Exhibits.
---------
99.1              Press Release dated May 8, 2003 announcing HCC Insurance
                  Holdings, Inc.'s operating results for the First Quarter of
                  2003 and attachments including subsequently revised
                  Consolidated Insurance Companies Net Loss Ratios Schedule and
                  the Insurance Company Premium Schedule, each dated March 31,
                  2003.